UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 25, 2020
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-01072	POTOMAC ELECTRIC POWER COMPANY	53-0127880
(a District of Columbia and Virginia corporation) 701 Ninth Street, N.W. Washington, District of Columbia 20068 (202) 872-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Section 1 - Registrant’s Business and Operations
Item 1.01. Entry into a Material Definitive Agreement.

On February 25, 2020, Potomac Electric Power Company (Pepco) entered into a Bond Purchase Agreement (the Purchase Agreement) with certain institutional investors. The form of the Purchase Agreement is filed herewith as Exhibit 1.1. The Purchase Agreement relates to the offer and sale of (i) $150,000,000 aggregate principal amount of Pepco’s First Mortgage Bonds, 2.53% Series due February 25, 2030 (the 2030 Bonds) and (ii) Pepco’s First Mortgage Bonds 3.28% Series due September 23, 2050 (the 2050 Bonds). The closing of the sale and issuance of the 2050 Bonds is expected to occur in September 2020. See Item 2.03 below for a description of the 2030 Bonds issued by Pepco pursuant to the Purchase Agreement and related agreements.

Section 2 - Financial Information
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On February 25, 2020, Pepco entered into the Purchase Agreement for the offer and sale of $150,000,000 aggregate principal amount of its 2030 Bonds.

The 2030 Bonds were offered and were sold in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The closing of the sale of the Bonds occurred on February 25, 2020. Pepco intends to apply the proceeds of the sale of the 2030 Bonds to repay existing indebtedness and for general corporate purposes.

The 2030 Bonds were issued under and in accordance with the Mortgage and Deed of Trust, dated as of July 1, 1936, from Pepco to the Mortgage Trustee, as amended and supplemented by various instruments including that certain Supplemental Indenture to the Mortgage and Deed of Trust, dated as of February 12, 2020 (the Supplemental Indenture), establishing the terms of the 2030 Bonds (the Mortgage). Subject to the exceptions and limitations contained in the Mortgage, the 2030 Bonds were secured, together with all bonds now or hereafter issued, under the Mortgage, by a first lien (subject to the conditions and limitations in the instruments through which Pepco claims title to its properties, and to excepted encumbrances under the Mortgage) on substantially all of Pepco’s real and personal properties and franchises. A copy of the Supplemental Indenture is filed herewith as Exhibit 4.2.

Mizuho Securities USA LLC and Scotia Capital (USA) Inc. acted as joint lead placement agents in connection with the proposed issuance, offering and sale by Pepco of the 2030 Bonds.

Section 9 - Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
1.1	Purchase Agreement, dated February 25, 2020 among Potomac Electric Power Company and the purchasers signatory thereto
4.1	Form of First Mortgage Bonds, 2.53% Series due February 25, 2030 (included in Exhibit 4.2)
4.2	Supplemental Indenture, dated as of February 25, 2020, with respect to the Mortgage and Deed of Trust, dated July 1, 1936
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

* * * * *
This Current Report contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by the Registrant include those discussed herein as well as the items discussed in (1) the Registrant’s 2019 Annual Report on Form 10-K in (a) Part I, ITEM 1A. Risk Factors, (b) Part II, ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) Part II, ITEM 8. Financial Statements and Supplementary Data: Note 18, Commitments and Contingencies; and (2) other factors discussed in filings with the Securities and Exchange Commission by the Registrant. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. The Registrant undertakes no obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POTOMAC ELECTRIC POWER COMPANY

/s/ PHILLIP S. BARNETT
Phillip S. Barnett
Senior Vice President, Chief Financial Officer and Treasurer
Potomac Electric Power Company
February 25, 2020

EXHIBIT INDEX

Exhibit No.	Description
1.1	Purchase Agreement, dated February 25, 2020 among Potomac Electric Power Company and the purchasers signatory thereto
4.1	Form of First Mortgage Bonds, 2.53% Series due February 25, 2030 (included in Exhibit 4.2)
4.2	Supplemental Indenture, dated as of February 25, 2020, with respect to the Mortgage and Deed of Trust, dated July 1, 1936
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.